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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated November 14, 1997, included in the Billing Concepts Corp. (formerly known as Billing Information Concepts Corp.) Form 10-K for the year ended September 30, 1997, and to all references to our firm, included in this Registration Statement.


                                       /s/ Arthur Andersen LLP
                                           -------------------

San Antonio, Texas
July 27, 1998